Exhibit 99.1
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CASE NAME:	Guaranty Financial Group Inc.	ACCRUAL BASIS

CASE NUMBER:	09-35582

JUDGE:	Judge Houser
UNITED STATES BANKRUPTCY COURT
NORTHERN DISTRICT OF TEXAS
DALLAS DIVISION
MONTHLY OPERATING REPORT
MONTH ENDING: December 31, 2009
IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT (ACCRUAL BASIS — 1 THROUGH ACCRUAL BASIS — 7) AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE. DECLARATION OF THE PREPARER (OTHER THAN RESPONSIBLE PARTY): IS BASED ON ALL INFORMATION OF WHICH PREPARER HAS ANY KNOWLEDGE.

RESPONSIBLE PARTY:

/s/ Dennis Faulkner	Chief Restructuring Officer

Original Signature of Responsible Party	Title

Dennis S. Faulkner	01/13/10

Printed Name of Responsible Party	Date

PREPARER:

Jason Rae	Accountant

Original Signature of Preparer	Title

Jason A. Rae	01/13/10

Printed Name of Preparer	Date

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CASE NAME:	Guaranty Financial Group Inc.	ACCRUAL BASIS — 1

CASE NUMBER:	09-35582

	AMENDED	(SEE GENERAL FOOTNOTE)
	SCHEDULED	MONTH	MONTH	MONTH
COMPARATIVE BALANCE SHEET	AMOUNT	Oct-09	Nov-09	Dec-09
ASSETS
1. Unrestricted Cash	11,143,730	11,137,053	11,135,902	10,699,340
2. Restricted Cash			97,771	97,776

3. Total Cash	11,143,730	11,137,053	11,233,673	10,797,116

4. Accounts Receivable (Net)
5. Inventory
6. Notes Receivable
7. Prepaid Expenses	673,704	336,852	350,852	350,852
8. Other (Attach List)	880,141	880,141	880,141	880,141

9. Total Current Assets	12,697,575	12,354,046	12,464,666	12,028,109

10. Property, Plant & Equipment
11. Less: Accumulated Depreciation/Depletion
12. Net Property, Plant & Equipment
13. Due From Insiders
14. Other Assets — Net of Amortization (Attach List)
15. Other (Attach List)

16. Total Assets	12,697,575	12,354,046	12,464,666	12,028,109

POST PETITION LIABILITIES
17. Accounts Payable			1,530	1,530
18. Taxes Payable
19. Notes Payable
20. Professional Fees		409,844	412,620	89,422
21. Secured Debt
22. Other (Attach List)

23. Total Post Petition Liabilities		409,844	414,150	90,952

PRE PETITION LIABILITIES
24. Secured Debt
25. Priority Debt	84,031	84,031	84,031	84,031
26. Unsecured Debt	328,632,433	328,632,433	328,632,433	328,632,433
27. Other (Attach List)
28. Total Pre Petition Liabilities	328,716,463	328,716,463	328,716,463	328,716,463

29. Total Liabilities	328,716,463	329,126,307	329,130,613	328,807,415

EQUITY
30. Pre Petition Owners’ Equity		(316,018,889)	(316,018,889)	(316,018,889)
31. Post Petition Cumulative Profit Or (Loss)		(753,372)	(661,058)	(774,417.27)
32. Direct Charges To Equity			14,000	14,000
33. Total Equity		(316,772,261)	(316,665,947)	(316,779,306)

34. Total Liabilities and Equity		12,354,046	12,464,666	12,028,109

This form ☒ does ☐ does not have related footnotes on Footnotes Supplement.

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CASE NAME:	Guaranty Financial Group Inc.	SUPPLEMENT TO

CASE NUMBER:	09-35582	ACCRUAL BASIS — 1

(SEE GENERAL FOOTNOTE)
	SCHEDULED	MONTH	MONTH	MONTH
COMPARATIVE BALANCE SHEET	AMOUNT	Oct-09	Nov-09	Dec-09
ASSETS
A. 2008 Consolidated Return-Tax Refund	880,141	880,141	880,141	880,141
B.
C.
D.
E.

TOTAL OTHER ASSETS — LINE 8	880,141	880,141	880,141	880,141

A.
B.
C.
D.
E.

TOTAL OTHER ASSETS NET OF AMORTIZATION — LINE 14

A. Shares of Guaranty Financial Group	Unknown
B. Shares of Guaranty Group Capital, Inc.	Unknown
C. Shares of Guaranty Group Ventures, Inc.	Unknown
D. Shares of Guaranty Bank (Preferred)	Unknown
E. Shares of Master Trust (Common)	Unknown
F. Guaranty Holdings Inc I (Subsidiary)	Unknown

TOTAL OTHER ASSETS — LINE 15

POST PETITION LIABILITIES
A.
B.
C.
D.
E.

TOTAL OTHER POST PETITION LIABILITIES — LINE 22

PRE PETITION LIABILITIES
A.
B.
C.
D.
E.

TOTAL OTHER PRE PETITION LIABILITIES — LINE 27

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CASE NAME:	Guaranty Financial Group Inc.	ACCRUAL BASIS — 2

CASE NUMBER:	09-35582

		(SEE GENERAL FOOTNOTE)
	MONTH	MONTH	MONTH	QUARTER
INCOME STATEMENT	Oct-09	Nov-09	Dec-09	TOTAL
REVENUES
1. Gross Revenues
2. Less: Returns & Discounts
3. Net Revenue
COST OF GOODS SOLD
4. Material
5. Direct Labor
6. Direct Overhead

7. Total Cost Of Goods Sold

8. Gross Profit
OPERATING EXPENSES
9. Officer / Insider Compensation
10. Selling & Marketing
11. General & Administrative
12. Rent & Lease
13. Other (Attach List)

14. Total Operating Expenses

15. Income Before Non-Operating Income & Expense
OTHER INCOME & EXPENSES
16. Non-Operating Income (Att List)	1,063	98,799	1,063	100,925
17. Non-Operating Expense (Att List)	(2,820)	3,709	25,000	25,890
18. Interest Expense
19. Depreciation / Depletion
20. Amortization	168,426			168,426
21. Other (Attach List)
22. Net Other Income & Expenses	(164,544)	95,090	(23,937)	(93,391)
REORGANIZATION EXPENSES
23. Professional Fees	100,471	2,776	89,422	192,669
24. U.S. Trustee Fees	325			325
25. Other (Attach List)

26. Total Reorganization Expenses	100,796	2,776	89,422	192,994

27. Income Tax

28. Net Profit (Loss)	(265,340)	92,314	(113,359)	(286,385)

This form ☒ does ☐ does not have related footnotes on Footnotes Supplement.

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CASE NAME:	Guaranty Financial Group Inc.	SUPPLEMENT TO

CASE NUMBER:	09-35582	ACCRUAL BASIS — 2

	MONTH	MONTH	MONTH	QUARTER
INCOME STATEMENT	Oct-09	Nov-09	Dec-09	TOTAL
OPERATING EXPENSES
A.
B.
C.
D.
E.
F.
G.
H.
I.
J.
K.

TOTAL OTHER OPERATING EXPENSES — LINE 13

OTHER INCOME & EXPENSES
A. Interest Income	1,063	1,030	1,063	3,156
B. Refund — Insurance Premiums		97,769		97,769
C.
D.

TOTAL NON-OPERATING INCOME — LINE 16	1,063	98,799	1,063	100,925

A. Bowne-Online Data Storage	(9,766)			(9,766)
B. Printing & Reproduction	6,946	3,709		10,656
C. Trustee Bond			25,000	25,000
D.

TOTAL NON-OPERATING EXPENSE — LINE 17	(2,820)	3,709	25,000	25,890

REORGANIZATION EXPENSES
A.
B.
C.
D.
E.
TOTAL OTHER REORGANIZATION EXPENSES — LINE 25

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CASE NAME:	Guaranty Financial Group Inc.	ACCRUAL BASIS — 3

CASE NUMBER:	09-35582

	MONTH	MONTH	MONTH	QUARTER
CASH RECEIPTS AND DISBURSEMENTS	Oct-09	Nov-09	Dec-09	TOTAL
1. Cash — Beginning Of Month	11,143,262	11,137,053	11,233,673	11,143,262
RECEIPTS FROM OPERATIONS
2. Cash Sales
COLLECTION OF ACCOUNTS RECEIVABLE
3. Pre Petition
4. Post Petition
5. Total Operating Receipts
NON-OPERATING RECEIPTS
6. Loans & Advances (Attach List)
7. Sale of Assets
8. Other (Attach List)	1,062	98,799	1,063	100,924
9. Total Non-Operating Receipts	1,062	98,799	1,063	100,924

10. Total Receipts	1,062	98,799	1,063	100,924

11. Total Cash Available	11,144,324	11,235,852	11,234,736	11,244,187

OPERATING DISBURSEMENTS
12. Net Payroll
13. Payroll Taxes Paid
14. Sales, Use & Other Taxes Paid
15. Secured / Rental / Leases
16. Utilities
17. Insurance
18. Inventory Purchases
19. Vehicle Expenses
20. Travel
21. Entertainment
22. Repairs & Maintenance
23. Supplies
24. Advertising
25. Other (Attach List)	6,946	2,179	25,000	34,126
26. Total Operating Disbursements	6,946	2,179	25,000	34,126
REORGANIZATION DISBURSEMENTS
27. Professional Fees			412,620	412,620
28. U.S. Trustee Fees	325			325
29. Other (Attach List)
30. Total Reorganization Expenses	325		412,620	412,945

31. Total Disbursements	7,271	2,179	437,620	447,071

32. Net Cash Flow	(6,209)	96,620	(436,557)	(346,146)
33. Cash — End of Month	11,137,053	11,233,673	10,797,116	10,797,116
This form ☒ does ☐ does not have related footnotes on Footnotes Supplement.

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CASE NAME:	Guaranty Financial Group Inc.	SUPPLEMENT TO

CASE NUMBER:	09-35582	ACCRUAL BASIS — 3

	MONTH	MONTH	MONTH	QUARTER
CASH RECEIPTS AND DISBURSEMENTS	Oct-09	Nov-09	Dec-09	TOTAL
NON-OPERATING RECEIPTS
A.
B.
C.
D.
E.

TOTAL LOANS & ADVANCES — LINE 6

A. Interest	1,062	1,030	1,063	3,155
B. Refund — Insurance Premiums		97,769		97,769
C.
D.
E.

TOTAL OTHER NON-OPERATING RECEIPTS — LINE 8	1,062	98,799	1,063	100,924

OPERATING DISBURSEMENTS
A. Printing & Reproduction	6,946	2,179		9,126
B. Trustee Bond			25,000	25,000
C.
D.
E.
F.
G.
H.

TOTAL OTHER OPERATING DISBURSEMENTS — LINE 25	6,946	2,179	25,000	34,126

REORGANIZATION DISBURSEMENTS
A.
B.
C.
D.
E.
TOTAL OTHER REORGANIZATION DISBURSEMENTS — LINE 29

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CASE NAME:	Guaranty Financial Group Inc.	ACCRUAL BASIS — 4

CASE NUMBER:	09-35582

(SEE GENERAL FOOTNOTE)
	SCHEDULED	MONTH	MONTH	MONTH
ACCOUNTS RECEIVABLE AGING	AMOUNT	Oct-09	Nov-09	Dec-09
1. 0 - 30
2. 31 - 60
3. 61 - 90
4. 91 +
5. Total Accounts Receivable
6. (Amount Considered Uncollectible)
7. Accounts Receivable (Net)
AGING OF POST PETITION TAXES AND PAYABLES

			MONTH:	December-09
	0 - 30	31 - 60	61 - 90	91 +
TAXES PAYABLE	DAYS	DAYS	DAYS	DAYS	TOTAL
1. Federal
2. State
3. Local
4. Other (Attach List)
5. Total Taxes Payable

6. Accounts Payable	1,530				1,530

STATUS OF POST PETITION TAXES

MONTH:
	BEGINNING TAX	AMOUNT WITHHELD	December-09	ENDING TAX
FEDERAL	LIABILITY *	AND/OR ACCRUED	(AMOUNT PAID)	LIABILITY
1. Withholding **
2. FICA - Employee **
3. FICA - Employer **
4. Unemployment
5. Other - Misc Adj
6. Other - Earned Income Credit

7. Total Federal Taxes	—	—	—	—

STATE AND LOCAL
8. Withholding
9. Sales
10. Excise
11. Unemployment
12. Real Property
13. Personal Property

14. Other (Attach List)	—

15. Total State And Local	—
16. Total Taxes	—

*	The beginning tax liability should represent the liability from the prior month or, if this is the first operating report, the amount should be zero.

**	Attach photocopies of IRS Form 6123 or your FTD coupon and payment receipt to verify payment of deposit.
This form ☐ does ☒ does not have related footnotes on Footnotes Supplement.

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CASE NAME:	Guaranty Financial Group Inc.	ACCRUAL BASIS — 5

CASE NUMBER:	09-35582
The debtor in possession must complete the reconciliation below for each bank account, including all general, payroll and tax accounts, as well as all savings and investment accounts, money market accounts, certificates of deposit, government obligations, etc. Accounts with restricted funds should be identified by placing an asterisk next to the account number. Attach additional sheets if necessary.

	MONTH:	December-09
	Account # 1	Account # 2	Account # 3	Other Accounts	TOTAL
BANK RECONCILIATIONS
A. BANK:	Bank of America	Bank of America	Bank of America	(Attach List)
B. ACCOUNT NUMBER:	4429005271	4429005268	4429005284

C. PURPOSE (TYPE):	Operating	GFG Shareholder Svcs-MMKT	GFG GB Cash (Stanford Realty) MMKT

1. Balance Per Bank Statement	0.00	586,786	1,794,280	8,416,050	10,797,116
2. Add: Total Deposits Not Credited
3. Subtract: Outstanding Checks
4. Other Reconciling Items
5. Month End Balance Per Books	0.00	586,786	1,794,280	8,416,050	10,797,116

6. Number of Last Check Written	3012	N/A

	DATE OF		PURCHASE	CURRENT
INVESTMENT ACCOUNTS	PURCHASE	TYPE OF INSTRUMENT	PRICE	VALUE
BANK, ACCOUNT NAME & NUMBER
7.
8.
9.
10. (Attach List)

11. Total Investments

CASH
12. Currency On Hand

13. Total Cash — End of Month				10,797,116

This form ☐ does ☒ does not have related footnotes on Footnotes Supplement.

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CASE NAME:	Guaranty Financial Group Inc.	SUPPLEMENT TO

CASE NUMBER:	09-35582	ACCRUAL BASIS — 5

				TOTAL
				OTHER BANK
	MONTH:	December-09		ACCOUNTS
BANK RECONCILIATIONS
A. BANK:	Bank of America	Bank of America	Bank of America
B. ACCOUNT NUMBER:	4429005297	4429005307	4429005307

C. PURPOSE (TYPE):	GFG WCMA Treasury Fund	GFG Operating MMKT	GFG Reserve MMKT

1. Balance Per Bank Statement	24,402	8,293,872	97,776	8,416,050
2. Add: Total Deposits Not Credited
3. Subtract: Outstanding Checks
4. Other Reconciling Items
5. Month End Balance Per Books	24,402	8,293,872	97,776	8,416,050

6. Number of Last Check Written	N/A	N/A	N/A

	DATE OF	TYPE OF	PURCHASE	CURRENT
INVESTMENT ACCOUNTS	PURCHASE	INSTRUMENT	PRICE	VALUE
BANK, ACCOUNT NAME & NUMBER
A.
B.
C.
D.
E. Total Investments

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CASE NAME:	Guaranty Financial Group Inc.	ACCRUAL BASIS — 6

CASE NUMBER:	09-35582

MONTH: December-09
PAYMENTS TO INSIDERS AND PROFESSIONALS
Of the Total Disbursements shown for the month, list the amount paid to Insiders (as defined in Section 101 (31) (A) — (F) of the U.S. Bankruptcy Code) and to Professionals. Also, for payments to Insiders, identify the type of compensation paid (e.g. salary, bonus, commissions, insurance, housing allowance, travel, car allowance, etc.). Attach additional sheets if necessary.

INSIDERS

	TYPE OF	AMOUNT	TOTAL PAID
NAME	PAYMENT	PAID	TO DATE
1.
2.
3.
4.
5.
6.
7.
8. (Attach List)
9. Total Payments To Insiders

PROFESSIONALS

	DATE OF COURT
	ORDER				TOTAL
	AUTHORIZING	AMOUNT	AMOUNT	TOTAL PAID	INCURRED
NAME	PAYMENT	APPROVED	PAID	TO DATE	& UNPAID *
1. Lain, Faulkner & Co.		127,331	127,331	127,331	12,005
2. Haynes & Boone		285,289	285,289	285,289	77,417
3.
4.
5. (Attach List)

6. Total Payments To Professionals		412,620	412,620	412,620	89,422

*	Include all fees incurred, both approved and unapproved

POST PETITION STATUS OF SECURED NOTES, LEASES PAYABLE AND ADEQUATE PROTECTION PAYMENTS

	SCHEDULED	AMOUNTS
	MONTHLY	PAID	TOTAL
	PAYMENTS	DURING	UNPAID POST
NAME OF CREDITOR	DUE	MONTH	PETITION
1.	$—
2.
3.
5. (Attach List)

6. TOTAL		$—	$—

This form ☒ does ☐ does not have related footnotes on Footnotes Supplement.

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CASE NAME:	Guaranty Financial Group Inc.	ACCRUAL BASIS — 7

CASE NUMBER:	09-35582

MONTH: December-09

QUESTIONNAIRE

	YES	NO
1. Have any Assets been sold or transferred outside the normal course of business this reporting period?		X
2. Have any funds been disbursed from any account other than a debtor in possession account?		X
3. Are any Post Petition Receivables (accounts, notes, or loans) due from related parties?		X
4. Have any payments been made on Pre Petition Liabilities this reporting period?		X
5. Have any Post Petition Loans been received by the debtor from any party?		X
6. Are any Post Petition Payroll Taxes past due?		X
7. Are any Post Petition State or Federal Income Taxes past due?		X
8. Are any Post Petition Real Estate Taxes past due?		X
9. Are any other Post Petition Taxes past due?		X
10. Are any amounts owed to Post Petition creditors delinquent?		X
11. Have any Pre Petition Taxes been paid during the reporting period?		X

12. Are any wage payments past due?		X

If the answer to any of the above questions is “Yes”, provide a detailed explanation of each item. Attach additional sheets if necessary.
INSURANCE

	YES	NO
1. Are Worker’s Compensation, General Liability and other necessary insurance coverages in effect?	See Below
2. Are all premium payments paid current?	See Below
3. Please itemize policies below.
If the answer to any of the above questions is “No”, or if any policies have been canceled or not renewed during this reporting period, provide an explanation below. Attach additional sheets if necessary.

INSTALLMENT PAYMENTS

PAYMENT
AMOUNT &
TYPE OF POLICY	CARRIER	PERIOD COVERED	FREQUENCY
See attached support schedule
This form ☐ does ☒ does not have related footnotes on Footnotes Supplement.

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Guaranty Financial Group Inc.	Case No: 09-35582-BJH-11
Insurance Support Schedule

Payment Amount
Type of Policy	Carrier	Period Coverd	& Frequency
D&O Liability Primary	XL Specialty Insurance	12/28/08 - 12/28/09	Paid in Full

Employment Practices Liability	Lloyds of London	12/28/08 - 12/28/09	Paid in Full

Fiduciary Liability	XL Specialty Insurance	12/28/08 - 12/28/09	Paid in Full

D&O Liability $15m	RSUI Indemnity	12/28/08 - 12/28/09	Paid in Full

D&O Liability $25m	Allied World National Assurance Co.	12/28/08 - 12/28/09	Paid in Full

General Liability	Indian Harbor Insurance Company	07/01/09 - 07/01/10	Paid in Full

General Liability — Mortgagee in Possession	Lexington Insurance Company	10/27/08 - 10/27/11	Paid in Full

Automobile Liability	The Hartford Insurance Company	07/01/09 - 07/01/10	Paid in Full

Workers’’ Compensation	The Hartford Insurance Company	12/28/08 - 12/28/09	Paid in Full

Umbrella Liability	The Travelers Companies, Inc.	07/01/09 - 07/01/10	Paid in Full

Umbrella Liability — Excess Coverage	Ohio Casualty Insurance Company	07/01/09 - 07/01/10	Paid in Full

Corporate Property	C N A Large Property	07/01/09 - 07/01/10	Paid in Full

REO & Force Placed Coverage (Property, General Liability & Flood)	Great Lakes Reinsurance Company	04/01/09 - 04/01/10	Paid in Full

Insurance Agents E&O	AIU Holdings	08/06/09 - 08/06/10	Paid in Full

Special Extortion	AIG World Source	10/01/07 - 10/01/10	Paid in Full

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CASE NAME:	Guaranty Financial Group Inc.	FOOTNOTES

CASE NUMBER:	09-35582	ACCRUAL BASIS

MONTH:	September-09

ACCRUAL BASIS	LINE
FORM NUMBER	NUMBER	FOOTNOTE / EXPLANATION
General
The Office of Thrift Supervision appointed the FDIC as receiver for Guaranty Bank, an indirect subsidiary of the Debtor on August 21, 2009. The Debtor subsequently filed its petition with the U.S. Bankruptcy Court on August 27, 2009.

Accrual 1	1
Pursuant to the Order Implementing the Requirements of Section 345(B) of the Bankruptcy Code and the Region VI, Northern District of Texas, Guidelines for Chapter 11 Debtors-In-Possession filed on September 3, 2009, the Debtor’s transferred cash to its debtor-in-possession bank accounts.

Accrual 1	2
The Debtors and the FDIC contemplate that during the administration of this Chapter 11 case, certain assets, refunds and other recoveries, including, for example, tax refunds, insurance premium refunds and insurance recoveries (the “Reserve Funds”), will be paid to either the Debtors or the FDIC as receiver of Guaranty Bank. The Debtors and the FDIC may dispute the ownership of the Reserve Funds. They have agreed that the Reserve Funds will be deposited into a separate and segregated account at Bank of America. This amount represents the Reserve Funds plus accrued interest received through the filing of this report.

Accrual 1	8	Since the tax returns are filed on a consolidated basis, any refunds received should be allocated among the consolidating entities. The amount of the allocations are unknown at this time.

Accrual 1	17	The Debtor erroneously recorded a $9,766 expense payable to Bowne-Online Data Storage in
Accrual 2	17	the month of September. It was actually an obligation of Guaranty Bank as opposed to Guaranty Financial Group Inc. and was therefore reversed in the October 2009.

Accrual 1	7, 32	The payments listed on Item 9 “Payments Related to Debt Counseling or Bankruptcy” of the
Accrual 6
Debtor’s Statement of Financial Affairs include a residual retainer balance of $14,000 for Haynes & Boone. The retainer balance is disclosed in Haynes and Boone’s First Interim Fee Application that was filed in December 2009.